UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02739 and 811-10179

Name of Fund:    BlackRock Basic Value Fund, Inc. and Master Basic Value LLC

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Basic Value Fund, Inc. and Master Basic Value LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 06/30/2014

Date of reporting period: 06/30/2014

Item 1 – Report to Stockholders

JUNE 30, 2014

ANNUAL REPORT	BLACKROCK®

BlackRock Basic Value Fund, Inc.

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2014

Shareholder Letter

Dear Shareholder,

The latter half of 2013 was a strong period for equities and other risk assets such as high yield bonds, despite the mixed tone of economic and financial news and uncertainty as to when and by how much the U.S. Federal Reserve (the “Fed”) would begin to gradually reduce (or “taper”) its asset purchase programs. Stock markets rallied in September when the Fed defied investors’ expectations with its decision to delay tapering. The momentum was soon disrupted, however, when political brinksmanship over decisions relating to the U.S. debt ceiling led to a partial government shutdown, roiling financial markets broadly until a compromise was struck in mid-October. The remainder of 2013 was generally positive for developed market stocks, while fixed income and emerging market investments struggled as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Financial markets continued to move higher in the first half of 2014 despite the gradual pull back in Fed stimulus. The year got off to a rocky start, however. A number of emerging economies showed signs of stress due to currency weakness, debt problems and uneven growth rates, while facing the broader headwind of diminishing global liquidity. Heightened risks in emerging markets combined with disappointing U.S. economic data caused equities to decline in January while bond markets found renewed strength from investors seeking relatively safer assets.

Although these headwinds persisted, equities were back on the rise in February as investors were encouraged by a one-year extension of the U.S. debt ceiling and market-friendly comments from the new Fed Chairwoman, Janet Yellen. While it was clear that U.S. economic data had softened, investors were assuaged by increasing evidence that the trend was temporary and weather-related, and continued to take on risk given expectations that growth would pick up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising geopolitical risks and mixed global economic data. Tensions in Russia and Ukraine and signs of decelerating growth in China caused some turbulence, but markets were resilient as investors focused on better U.S. economic data, stronger corporate earnings and increased merger-and-acquisition activity. Additionally, investors were comforted by comments from the Fed offering reassurance that no changes to short-term interest rates were on the horizon. Equity investors shifted from growth to value stocks as the strong performance of growth stocks in 2013 had pushed valuations higher in many of these sectors. More broadly, the strongest performers of 2013 struggled most in 2014, and vice versa. Emerging markets particularly benefited from this rotation into cheaper valuations. For investors in these markets, technical factors overshadowed the risks and emerging market investments surged even as a military coup in Thailand was added to the growing list of geopolitical issues in May.

Escalating violence in Iraq pushed oil prices sharply higher in June, causing a brief dip in stock markets around the world as investors were reminded of the broader risk that instability in the Middle East and North Africa poses to global oil production, although oil prices retreated later in the month. Improving U.S. data and a steady stream of mergers and acquisitions again took center stage and equities quickly resumed their upward course. Additionally, global investors were encouraged by aggressive measures taken by the European Central Bank to combat the uncomfortably low level of inflation in the eurozone, while the Fed continued to maintain a dovish stance.

All told, the riskier asset classes strongly outperformed higher quality investments for the 12-month period ended June 30. Nonetheless, most fixed income assets performed surprisingly well in the first half of 2014 even as the Fed reduced its open-market bond purchases. U.S. large cap stocks were the strongest performers in both the six- and 12-month periods, while small cap stocks lagged in the last six months given higher valuations resulting from their strong performance in 2013. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Asset prices pushed higher over the period despite modest global growth, geopolitical risks and a shift toward tighter U.S. monetary policy.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	7.14%	24.61%
U.S. small cap equities (Russell 2000® Index)	3.19	23.64
International equities (MSCI Europe, Australasia, Far East Index)	4.78	23.57
Emerging market equities (MSCI Emerging Markets Index)	6.14	14.31
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	6.13	2.84
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	3.93	4.37
Tax-exempt municipal bonds (S&P Municipal Bond Index)	6.07	6.08
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.46	11.72

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2014	BlackRock Basic Value Fund, Inc.

Investment Objective

BlackRock Basic Value Fund, Inc.’s (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income by investing in securities, primarily equity securities, that management of the Fund believes are undervalued and therefore represent basic investment value.

Effective February 14, 2014, Fund management has determined to remove the S&P 500® Index as a benchmark against which the Fund measures its performance. Fund management believes the S&P 500® Index no longer has characteristics similar to the current investment strategy of the Fund.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended June 30, 2014, through its investment in Master Basic Value LLC (the “Master LLC”), the Fund’s Institutional and Investor A Share Classes outperformed its benchmark, the Russell 1000® Value Index, and the broad-market S&P 500® Index. For the same period, the Fund’s Investor B Shares underperformed both the benchmark index and the S&P 500® Index, while the Investor C and R Class Shares outperformed the benchmark index and underperformed the S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Value Index.

What factors influenced performance?

•

Stock selection in the health care sector contributed positively to performance as the Master LLC’s sizeable investments in both the health care equipment & supplies and pharmaceuticals industries delivered strong returns. Stand-out performers included AstraZeneca PLC, which rose sharply on news of Pfizer, Inc. bidding for the company, and St. Jude Medical, Inc., which appreciated as product safety concerns subsided. Other strong contributors in the sector included Zimmer Holdings, Inc. and Teva Pharmaceutical Industries Ltd.

•

Sector weighting decisions also generated outperformance during the period. Holding underweights in the telecommunication services and utilities sectors proved beneficial, while overweights in information technology (“IT”), consumer discretionary and health care added to results.

•	In financials, the avoidance of real estate investment trusts combined with stock selection in the insurance and consumer finance industries boosted relative performance. Strong performers in insurance included Lincoln National Corporation and Genworth Financial, Inc., while credit card companies Capital One Financial Corporation and Discover Financial Services drove positive returns in consumer finance.

•

Conversely, stock selection in IT detracted from performance. The largest individual detractor was a significant underweight in Apple, Inc., which rallied sharply during the period. In addition, the Fund’s investment in Cisco Systems, Inc. had a negative impact on returns as the company delivered disappointing financial results in the second half of 2013 before rebounding somewhat in 2014. In consumer discretionary, an investment in General Motors, Inc. hurt results as the company dealt with several product recalls during the period. Also in the sector, GNC Holdings, Inc.’s second-quarter decline detracted notably from relative performance.

Describe recent portfolio activity.

•	During the period, portfolio management increased the Fund’s investments in the IT, energy and materials sectors and reduced exposure to financials, consumer discretionary and industrials.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Value Index, the Fund ended the period with the largest sector overweights in health care, consumer discretionary and IT, while the most significant underweights were industrials and utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2014

BlackRock Basic Value Fund, Inc.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund invests all of its assets in the Master LLC. The Master LLC invests primarily in equity securities that the investment advisor of the Master LLC believes are undervalued, and therefore represent basic investment value.

[3]	This unmanaged index is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

[4]	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Performance Summary for the Period Ended June 30, 2014
		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	7.58%	25.22%	N/A	18.35%	N/A	7.81%	N/A
Investor A	7.41	24.86	18.30%	18.01	16.74%	7.50	6.92%
Investor B	6.94	23.57	19.07	16.83	16.62	6.76	6.76
Investor C	7.00	23.90	22.90	17.06	17.06	6.65	6.65
Class R	7.25	24.47	N/A	17.59	N/A	7.15	N/A
S&P 500® Index	7.14	24.61	N/A	18.83	N/A	7.78	N/A
Russell 1000® Value Index	8.28	23.81	N/A	19.23	N/A	8.02	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[7]
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[6]	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$1,075.80	$2.83	$1,000.00	$1,022.07	$2.76	0.55%
Investor A	$1,000.00	$1,074.10	$4.17	$1,000.00	$1,020.78	$4.06	0.81%
Investor B	$1,000.00	$1,069.40	$8.98	$1,000.00	$1,016.12	$8.75	1.75%
Investor C	$1,000.00	$1,070.00	$8.21	$1,000.00	$1,016.86	$8.00	1.60%
Class R	$1,000.00	$1,072.50	$5.70	$1,000.00	$1,019.29	$5.56	1.11%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Because the Fund invests significantly in the Master LLC, the expense table reflects the net expenses of both the Fund and the Master LLC in which it invests.

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2014	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

•

Investor B Shares are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

Class R Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2014 and held through June 30, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2014

Statement of Assets and Liabilities	BlackRock Basic Value Fund, Inc.

June 30, 2014

Assets
Investments at value — Master LLC (cost — $3,115,949,607)	$4,439,657,100
Withdrawals receivable from the Master LLC	808,972
Capital shares sold receivable	3,331,035
Prepaid expenses	49,923

Total assets	4,443,847,030

Liabilities
Capital shares redeemed payable	4,140,007
Transfer agent fees payable	803,867
Service and distribution fees payable	764,237
Other affiliates payable	113,578
Officer’s fees payable	653
Other accrued expenses payable	96,391

Total liabilities	5,918,733

Net Assets	$4,437,928,297

Net Assets Consist of
Paid-in capital	$2,580,726,945
Undistributed net investment income	22,951,782
Undistributed net realized gain allocated from the Master LLC	510,542,077
Net unrealized appreciation/depreciation allocated from the Master LLC	1,323,707,493

Net Assets	$4,437,928,297

Net Asset Value
Institutional — Based on net assets of $2,136,400,576 and 64,641,865 shares outstanding, 400 million shares authorized, $0.10 par value	$33.05

Investor A — Based on net assets of $1,808,120,490 and 55,188,609 shares outstanding, 200 million shares authorized, $0.10 par value	$32.76

Investor B — Based on net assets of $14,930,008 and 459,097 shares outstanding, 400 million shares authorized, $0.10 par value	$32.52

Investor C — Based on net assets of $459,708,046 and 15,257,911 shares outstanding, 200 million shares authorized, $0.10 par value	$30.13

Class R — Based on net assets of $18,769,177 and 595,604 shares outstanding, 400 million shares authorized, $0.10 par value	$31.51

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2014	7

Statement of Operations	BlackRock Basic Value Fund, Inc.

Year Ended June 30, 2014

Investment Income
Net investment income allocated from the Master LLC:
Dividends — unaffiliated	$89,186,594
Foreign taxes withheld	(1,527,893)
Securities lending — affiliated — net	292,510
Dividends — affiliated	16,408
Other income — affiliated	9,651
Expenses	(18,482,694)
Fees waived	30,675

Total income	69,525,251

Fund Expenses
Service — Investor A	4,251,795
Service and distribution — Investor B	185,199
Service and distribution — Investor C	4,257,334
Service and distribution — Class R	91,513
Transfer agent — Institutional	2,196,900
Transfer agent — Investor A	2,149,423
Transfer agent — Investor B	85,217
Transfer agent — Investor C	697,393
Transfer agent — Class R	34,387
Registration	92,393
Professional	89,465
Printing	64,309
Officer	1,233
Miscellaneous	16,801

Total expenses	14,213,362

Net investment income	55,311,889

Realized and Unrealized Gain Allocated from the Master LLC
Net realized gain from investments	706,669,733
Net change in unrealized appreciation/depreciation on investments	195,770,052

Total realized and unrealized gain	902,439,785

Net Increase in Net Assets Resulting from Operations	$957,751,674

See Notes to Financial Statements.

8	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2014

Statements of Changes in Net Assets	BlackRock Basic Value Fund, Inc.

	Year Ended June 30,
Increase in Net Assets:	2014	2013

Operations
Net investment income	$55,311,889	$64,994,404
Net realized gain	706,669,733	557,916,538
Net change in unrealized appreciation/depreciation	195,770,052	354,453,065

Net increase in net assets resulting from operations	957,751,674	977,364,007

Dividends and Distributions to Shareholders From[1]
Net investment income:
Institutional	(33,276,128)	(39,499,826)
Investor A	(20,610,546)	(26,343,056)
Investor B	—	(111,020)
Investor C	(2,640,916)	(3,808,938)
Class R	(172,754)	(237,160)
Net realized gain:
Institutional	(254,868,337)	(121,781,637)
Investor A	(192,471,471)	(93,798,916)
Investor B	(2,158,252)	(2,100,540)
Investor C	(52,030,010)	(24,212,926)
Class R	(2,078,707)	(1,148,060)

Decrease in net assets resulting from dividends and distributions to shareholders	(560,307,121)	(313,042,079)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(51,302,000)	(504,259,357)

Net Assets
Total increase in net assets	346,142,553	160,062,571
Beginning of year	4,091,785,744	3,931,723,173

End of year	$4,437,928,297	$4,091,785,744

Undistributed net investment income, end of year	$22,951,782	$24,340,237

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2014	9

Financial Highlights	BlackRock Basic Value Fund, Inc.

	Institutional
	Year Ended June 30,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$30.22	$25.64	$26.94	$21.27	$18.99

Net investment income[1]	0.48	0.52	0.48	0.40	0.43
Net realized and unrealized gain (loss)	6.63	6.36	(1.07)	5.68	2.31

Net increase (decrease) from investment operations	7.11	6.88	(0.59)	6.08	2.74

Dividends and distributions from:[2]
Net investment income	(0.49)	(0.56)	(0.48)	(0.41)	(0.46)
Net realized gain	(3.79)	(1.74)	(0.23)	—	—

Total dividends and distributions	(4.28)	(2.30)	(0.71)	(0.41)	(0.46)

Net asset value, end of year	$33.05	$30.22	$25.64	$26.94	$21.27

Total Investment Return[3]
Based on net asset value	25.22%	28.67%	(2.05)%	28.76%	14.28%

Ratios to Average Net Assets[4]
Total expenses	0.54%[5]	0.55%[5]	0.56%[5]	0.55%[5]	0.55%

Total expenses after fees waived and/or reimbursed	0.54%[5]	0.55%[5]	0.56%[5]	0.55%[5]	0.55%

Net investment income	1.51%[5]	1.89%[5]	1.88%[5]	1.57%[5]	1.93%

Supplemental Data
Net assets, end of year (000)	$2,136,401	$2,069,166	$2,066,925	$2,552,926	$1,956,794

Portfolio turnover of the Master LLC	47%	53%	38%	64%	48%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of dividends and distributions.

[4]	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.

[5]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

10	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2014

Financial Highlights (continued)	BlackRock Basic Value Fund, Inc.

	Investor A
	Year Ended June 30,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$29.99	$25.45	$26.75	$21.12	$18.86

Net investment income[1]	0.39	0.44	0.40	0.32	0.36
Net realized and unrealized gain (loss)	6.58	6.33	(1.07)	5.64	2.30

Net increase (decrease) from investment operations	6.97	6.77	(0.67)	5.96	2.66

Dividends and distributions from:[2]
Net investment income	(0.41)	(0.49)	(0.40)	(0.33)	(0.40)
Net realized gain	(3.79)	(1.74)	(0.23)	—	—

Total dividends and distributions	(4.20)	(2.23)	(0.63)	(0.33)	(0.40)

Net asset value, end of year	$32.76	$29.99	$25.45	$26.75	$21.12

Total Investment Return[3]
Based on net asset value	24.86%	28.35%	(2.39)%	28.36%	13.97%

Ratios to Average Net Assets[4]
Total expenses	0.81%[5]	0.83%[5]	0.86%[5]	0.84%[5]	0.86%

Total expenses after fees waived and/or reimbursed	0.81%[5]	0.83%[5]	0.86%[5]	0.84%[5]	0.86%

Net investment income	1.24%[5]	1.61%[5]	1.59%[5]	1.28%[5]	1.62%

Supplemental Data
Net assets, end of year (000)	$1,808,120	$1,594,656	$1,439,411	$1,652,159	$1,461,423

Portfolio turnover of the Master LLC	47%	53%	38%	64%	48%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.

[5]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2014	11

Financial Highlights (continued)	BlackRock Basic Value Fund, Inc.

	Investor B
	Year Ended June 30,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$29.65	$25.08	$26.27	$20.69	$18.45

Net investment income[1]	0.05	0.15	0.14	0.08	0.16
Net realized and unrealized gain (loss)	6.52	6.25	(1.02)	5.53	2.23

Net increase (decrease) from investment operations	6.57	6.40	(0.88)	5.61	2.39

Dividends and distributions from:[2]
Net investment income	—	(0.09)	(0.08)	(0.03)	(0.15)
Net realized gain	(3.70)	(1.74)	(0.23)	—	—

Total dividends and distributions	(3.70)	(1.83)	(0.31)	(0.03)	(0.15)

Net asset value, end of year	$32.52	$29.65	$25.08	$26.27	$20.69

Total Investment Return[3]
Based on net asset value	23.57%	26.94%	(3.31)%	27.15%	12.88%

Ratios to Average Net Assets[4]
Total expenses	1.89%[5]	1.92%[5]	1.87%[5]	1.81%[5]	1.79%

Total expenses after fees waived and/or reimbursed	1.89%[5]	1.92%[5]	1.86%[5]	1.81%[5]	1.79%

Net investment income	0.18%[5]	0.54%[5]	0.58%[5]	0.32%[5]	0.73%

Supplemental Data
Net assets, end of year (000)	$14,930	$24,282	$41,283	$75,481	$101,508

Portfolio turnover of the Master LLC	47%	53%	38%	64%	48%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.

[5]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

12	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2014

Financial Highlights (continued)	BlackRock Basic Value Fund, Inc.

	Investor C
	Year Ended June 30,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$27.89	$23.80	$25.03	$19.78	$17.70

Net investment income[1]	0.13	0.21	0.18	0.11	0.17
Net realized and unrealized gain (loss)	6.09	5.89	(0.99)	5.29	2.15

Net increase (decrease) from investment operations	6.22	6.10	(0.81)	5.40	2.32

Dividends and distributions from:[2]
Net investment income	(0.19)	(0.27)	(0.19)	(0.15)	(0.24)
Net realized gain	(3.79)	(1.74)	(0.23)	—	—

Total dividends and distributions	(3.98)	(2.01)	(0.42)	(0.15)	(0.24)

Net asset value, end of year	$30.13	$27.89	$23.80	$25.03	$19.78

Total Investment Return[3]
Based on net asset value	23.90%	27.29%	(3.16)%	27.36%	13.01%

Ratios to Average Net Assets[4]
Total expenses	1.60%[5]	1.63%[5]	1.67%[5]	1.66%[5]	1.68%

Total expenses after fees waived and/or reimbursed	1.60%[5]	1.63%[5]	1.67%[5]	1.66%[5]	1.68%

Net investment income	0.45%[5]	0.81%[5]	0.77%[5]	0.46%[5]	0.80%

Supplemental Data
Net assets, end of year (000)	$459,708	$387,027	$365,319	$465,007	$413,806

Portfolio turnover of the Master LLC	47%	53%	38%	64%	48%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.

[5]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2014	13

Financial Highlights (concluded)	BlackRock Basic Value Fund, Inc.

	Class R
	Year Ended June 30,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$28.99	$24.63	$25.90	$20.48	$18.31

Net investment income[1]	0.28	0.34	0.30	0.23	0.27
Net realized and unrealized gain (loss)	6.34	6.12	(1.03)	5.46	2.23

Net increase (decrease) from investment operations	6.62	6.46	(0.73)	5.69	2.50

Dividends and distributions from:[2]
Net investment income	(0.31)	(0.36)	(0.31)	(0.27)	(0.33)
Net realized gain	(3.79)	(1.74)	(0.23)	—	—

Total dividends and distributions	(4.10)	(2.10)	(0.54)	(0.27)	(0.33)

Net asset value, end of year	$31.51	$28.99	$24.63	$25.90	$20.48

Total Investment Return[3]
Based on net asset value	24.47%	27.92%	(2.73)%	27.89%	13.51%

Ratios to Average Net Assets[4]
Total expenses	1.12%[5]	1.18%[5]	1.22%[5]	1.23%[5]	1.22%

Total expenses after fees waived and/or reimbursed	1.12%[5]	1.16%[5]	1.20%[5]	1.23%[5]	1.22%

Net investment income	0.93%[5]	1.29%[5]	1.23%[5]	0.93%[5]	1.27%

Supplemental Data
Net assets, end of year (000)	$18,769	$16,655	$18,785	$24,155	$19,858

Portfolio turnover of the Master LLC	47%	53%	38%	64%	48%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of dividends and distributions.

[4]	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.

[5]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

14	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2014

Notes to Financial Statements	BlackRock Basic Value Fund, Inc.

1. Organization:

BlackRock Basic Value Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund seeks to achieve its investment objective by investing all of its assets in Master Basic Value LLC (the “Master LLC”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master LLC reflects the Fund’s proportionate interest in the net assets of the Master LLC. The performance of the Fund is directly affected by the performance of the Master LLC. The percentage of the Master LLC owned by the Fund at June 30, 2014 was 98.7%. As such, the financial statements of the Master LLC, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge and may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor B and Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master LLC at fair value based on the Fund’s proportionate interest in the net assets of the Master LLC. Valuation of securities held by the Master LLC is discussed in Note 2 of the Master LLC’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master LLC are accounted on a trade date basis. The Fund records daily its proportionate share of the Master LLC’s income, expenses and realized and unrealized gains and losses. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP . The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, certain Funds have capital loss carryforwards from pre-2012 tax years that offset realized net capital gains but do not offset current and accumulated earnings and profits. Consequently, if distributions in any tax year are less than the Fund’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant. See Note 4, Income Tax Information, for the tax character of the Fund’s distributions paid during the period.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2014	15

Notes to Financial Statements (continued)	BlackRock Basic Value Fund, Inc.

The Fund entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). The Fund pays the Administrator no fees pursuant to the agreement and does not pay an investment advisory fee or investment management fee.

The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor B	Investor C	Class R
Service Fee	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	0.75%	0.75%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended June 30, 2014, the Fund paid Institutional and Investor A shareholders $526,384 and $186, respectively, to affiliates in return for these services, which is included in transfer agent — class specific in the Statement of Operations.

The Administrator maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended June 30, 2014, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor B	Investor C	Class R
$35,178	$34,228	$1,584	$3,985	$347

The Administrator contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses of Class R Shares to 1.22% of Class R Shares average daily net assets, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Administrator has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to November 1, 2015 unless approved by the Board, including a majority of the Independent Directors.

For the year ended June 30, 2014, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $140,515.

For the year ended June 30, 2014, affiliates received CDSCs in the amount of $3,225, $4,303 and $21,448 for the Fund’s Investor A, Investor B and Investor C Shares, respectively.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in officer in the Statement of Operations.

4. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended June 30, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

16	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)	BlackRock Basic Value Fund, Inc.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

The tax character of distributions paid was as follows:

	6/30/14	6/30/13
Ordinary income	$90,849,769	$70,000,000
Long-term capital gains	469,457,352	243,042,079

Total	$560,307,121	$313,042,079

As of June 30, 2014, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$134,874,983
Undistributed long-term capital gains	457,378,344
Capital loss carryforwards	(14,184,480)
Net unrealized gains[1]	1,279,132,505

Total	$1,857,201,352

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the timing and recognition of income from a partnership interest.

As of June 30, 2014, the Fund had a capital loss carryforward available to offset future realized capital gains of $14,184,480, all of which is due to expire June 30, 2017. This capital loss carryforward is subject to annual limitation.

During the year ended June 30, 2014, the Fund utilized $4,728,160 of its capital loss carryforward.

5. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended June 30, 2014		Year Ended June 30, 2013
	Shares	Amount	Shares	Amount
Institutional
Shares sold	17,555,650	$562,234,269	16,994,597	$478,200,942
Shares issued in reinvestment of dividends and distributions	8,929,415	263,684,657	5,857,925	147,326,302
Shares redeemed	(30,313,295)	(953,176,660)	(35,001,859)	(959,508,676)

Net decrease	(3,828,230)	$(127,257,734)	(12,149,337)	$(333,981,432)

Investor A
Shares sold and automatic conversion of shares	7,962,712	$251,676,114	6,949,426	$190,442,306
Shares issued in reinvestment of dividends and distributions	6,542,337	191,818,586	4,298,019	107,405,885
Shares redeemed	(12,490,634)	(393,370,594)	(14,621,283)	(401,765,648)

Net increase (decrease)	2,014,415	$50,124,106	(3,373,838)	$(103,917,457)

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2014	17

Notes to Financial Statements (concluded)	BlackRock Basic Value Fund, Inc.

	Year Ended June 30, 2014		Year Ended June 30, 2013
	Shares	Amount	Shares	Amount
Investor B
Shares sold	40,030	$1,255,709	102,235	$2,759,615
Shares issued in reinvestment of dividends and distributions	63,395	1,854,287	76,373	1,897,875
Shares redeemed and automatic conversion of shares	(463,186)	(14,360,176)	(1,005,726)	(26,961,449)

Net decrease	(359,761)	$(11,250,180)	(827,118)	$(22,303,959)

Investor C
Shares sold	2,060,684	$59,797,393	1,200,080	$31,022,005
Shares issued in reinvestment of dividends and distributions	1,751,735	47,435,274	1,020,527	23,828,536
Shares redeemed	(2,430,186)	(70,557,275)	(3,694,271)	(93,989,310)

Net increase (decrease)	1,382,233	$36,675,392	(1,473,664)	$(39,138,769)

Class R
Shares sold	206,507	$6,268,987	212,037	$5,651,992
Shares issued in reinvestment of dividends and distributions	79,698	2,251,455	57,241	1,385,218
Shares redeemed	(265,114)	(8,114,026)	(457,387)	(11,954,950)

Net increase (decrease)	21,091	$406,416	(188,109)	$(4,917,740)

Total Net Decrease	(770,252)	$(51,302,000)	(18,012,066)	$(504,259,357)

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2014

Report of Independent Registered Public Accounting Firm	BlackRock Basic Value Fund, Inc.

To the Shareholders and Board of Directors of BlackRock Basic Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Basic Value Fund, Inc. (the “Fund”) as of June 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Basic Value Fund, Inc. as of June 30, 2014, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

August 26, 2014

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid during the fiscal year ended June 30, 2014:

	Payable Date
Qualified Dividend Income for Individuals	12/16/13	75.94%
Dividends Qualifying for the Dividends Received Deduction for Corporations	12/16/13	69.27%

Additionally, the Fund distributed long-term capital gains of $3.529738 per share to shareholders of record on December 12, 2013.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2014	19

Master LLC Portfolio Information	Master Basic Value LLC

As of June 30, 2014

Ten Largest Holdings	Percent of Long-Term Investments
Pfizer, Inc.	4%
JPMorgan Chase & Co.	4
Marathon Oil Corp.	4
Citigroup, Inc.	3
Medtronic, Inc.	3
Apache Corp.	3
Cisco Systems, Inc.	3
Microsoft Corp.	3
Wells Fargo & Co.	3
Capital One Financial Corp.	3

Sector Allocation	Percent of Long-Term Investments
Financials	28%
Health Care	17
Energy	15
Information Technology	13
Consumer Discretionary	10
Consumer Staples	5
Industrials	4
Materials	3
Utilities	3
Telecommunication Services	2

For Master LLC compliance purposes, the Master LLC’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

20	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2014

Schedule of Investments June 30, 2014	Master Basic Value LLC
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.8%
Honeywell International, Inc.	151,555	$14,087,037
Northrop Grumman Corp.	313,523	37,506,756
Raytheon Co.	611,804	56,438,919
Spirit AeroSystems Holdings, Inc., Class A (a)	507,300	17,096,010

		125,128,722
Airlines — 0.3%
Delta Air Lines, Inc.	365,785	14,163,195
Auto Components — 1.6%
Lear Corp.	576,725	51,513,077
TRW Automotive Holdings Corp. (a)	244,774	21,912,168

		73,425,245
Automobiles — 1.2%
General Motors Co.	1,446,479	52,507,188
Banks — 10.8%
Citigroup, Inc.	3,218,841	151,607,411
JPMorgan Chase & Co.	3,164,424	182,334,111
Regions Financial Corp.	3,518,414	37,365,557
Wells Fargo & Co.	2,184,024	114,792,301

		486,099,380
Capital Markets — 1.1%
Morgan Stanley	1,129,000	36,500,570
State Street Corp.	168,882	11,359,003

		47,859,573
Chemicals — 2.7%
Akzo Nobel NV — ADR	2,286,000	57,035,700
Ashland, Inc.	191,100	20,780,214
Cabot Corp.	102,900	5,967,171
Celanese Corp., Series A	187,000	12,020,360
LyondellBasell Industries NV, Class A	264,400	25,818,660

		121,622,105
Communications Equipment — 4.3%
Cisco Systems, Inc.	5,513,360	137,006,996
QUALCOMM, Inc.	119,600	9,472,320
Telefonaktiebolaget LM Ericsson — ADR	3,972,800	47,991,424

		194,470,740
Consumer Finance — 4.8%
Capital One Financial Corp.	1,339,188	110,616,929
Discover Financial Services	1,672,755	103,677,355

		214,294,284
Containers & Packaging — 0.2%
Crown Holdings, Inc. (a)	152,700	7,598,352
Rock-Tenn Co., Class A	22,700	2,396,893

		9,995,245
Diversified Financial Services — 1.5%
The NASDAQ OMX Group, Inc.	1,722,507	66,523,220

Common Stocks	Shares	Value
Diversified Telecommunication Services — 1.0%
Verizon Communications, Inc.	971,300	$47,525,709
Electric Utilities — 0.6%
Edison International	491,720	28,573,849
Electronic Equipment, Instruments & Components — 0.9%
Avnet, Inc.	461,600	20,453,496
Corning, Inc.	963,150	21,141,143

		41,594,639
Energy Equipment & Services — 0.2%
Halliburton Co.	149,894	10,643,973
Food & Staples Retailing — 3.0%
CVS Caremark Corp.	321,300	24,216,381
The Kroger Co.	2,221,775	109,822,338

		134,038,719
Food Products — 0.4%
ConAgra Foods, Inc.	644,200	19,119,856
Gas Utilities — 0.4%
UGI Corp.	389,456	19,667,528
Health Care Equipment & Supplies — 6.4%
Baxter International, Inc.	694,000	50,176,200
Hologic, Inc. (a)(b)	975,300	24,723,855
Medtronic, Inc.	2,363,006	150,665,263
St. Jude Medical, Inc.	133,161	9,221,399
Zimmer Holdings, Inc.	521,156	54,127,262

		288,913,979
Health Care Providers & Services — 2.7%
Community Health Systems, Inc. (a)	993,900	45,093,243
Express Scripts Holding Co. (a)	99,000	6,863,670
Quest Diagnostics, Inc.	1,207,500	70,868,175

		122,825,088
Household Durables — 1.4%
Newell Rubbermaid, Inc.	1,662,202	51,511,640
Tupperware Brands Corp.	168,100	14,069,970

		65,581,610
Household Products — 1.4%
Energizer Holdings, Inc.	505,139	61,642,112
Independent Power and Renewable Electricity Producers — 1.8%
AES Corp.	5,229,500	81,318,725
Insurance — 8.9%
ACE Ltd.	253,173	26,254,040
Aflac, Inc.	308,603	19,210,537
Genworth Financial, Inc., Class A (a)	4,119,500	71,679,300
The Hartford Financial Services Group, Inc.	1,455,423	52,118,698
Lincoln National Corp.	1,204,251	61,946,671
MetLife, Inc.	445,416	24,747,313

Portfolio Abbreviation
ADR American Depositary Receipts

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2014	21

Schedule of Investments (continued)	Master Basic Value LLC
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Insurance (concluded)
Prudential Financial, Inc.	611,753	$54,305,314
The Travelers Cos., Inc.	553,225	52,041,876
XL Group PLC	1,107,113	36,235,808

		398,539,557
IT Services — 1.8%
Total System Services, Inc.	281,500	8,841,915
The Western Union Co.	1,849,519	32,070,659
Xerox Corp.	3,338,300	41,528,452

		82,441,026
Machinery — 0.5%
Stanley Black & Decker, Inc.	238,200	20,918,724
Media — 4.1%
CBS Outdoor Americas, Inc. (b)	833,800	27,248,584
The Interpublic Group of Cos., Inc.	1,103,400	21,527,334
Time Warner, Inc.	529,694	37,211,004
Viacom, Inc., Class B	1,114,951	96,699,700

		182,686,622
Metals & Mining — 0.4%
Reliance Steel & Aluminum Co.	277,100	20,425,041
Multiline Retail — 0.3%
Macy’s, Inc.	224,400	13,019,688
Multi-Utilities — 0.1%
PG&E Corp.	99,900	4,797,198
Oil, Gas & Consumable Fuels — 15.3%
Apache Corp.	1,488,796	149,802,654
Cobalt International Energy, Inc. (a)	1,190,600	21,847,510
Exxon Mobil Corp.	44,444	4,474,622
Gulfport Energy Corp. (a)	716,800	45,015,040
Marathon Oil Corp.	4,414,683	176,234,145
Marathon Petroleum Corp.	791,366	61,781,944
Memorial Resource Development Corp. (a)	449,080	10,939,589
Suncor Energy, Inc.	1,714,900	73,106,187
Total SA — ADR	958,940	69,235,468
Valero Energy Corp.	1,475,450	73,920,045

		686,357,204
Personal Products — 0.4%
Nu Skin Enterprises, Inc., Class A	227,300	16,811,108
Pharmaceuticals — 7.8%
Hospira, Inc. (a)(b)	1,609,391	82,674,416
Johnson & Johnson	215,300	22,524,686
Pfizer, Inc.	6,195,825	183,892,086
Teva Pharmaceutical Industries Ltd. — ADR	1,155,700	60,581,794

		349,672,982
Real Estate Management & Development — 0.7%
CBRE Group, Inc., Class A (a)	133,300	4,270,932
Jones Lang LaSalle, Inc.	203,900	25,770,921

		30,041,853
Semiconductors & Semiconductor Equipment — 1.0%
KLA-Tencor Corp.	126,800	9,210,752
Teradyne, Inc.	1,778,900	34,866,440

		44,077,192
Software — 4.5%
Microsoft Corp.	2,908,501	121,284,492
Oracle Corp.	1,154,387	46,787,305

Common Stocks	Shares	Value
Software (concluded)
Symantec Corp.	1,420,700	$32,534,030

		200,605,827
Specialty Retail — 1.4%
The Gap, Inc.	228,000	9,477,960
GNC Holdings, Inc., Class A	1,567,800	53,461,980

		62,939,940
Wireless Telecommunication Services — 0.8%
Telephone & Data Systems, Inc.	943,400	24,632,174
United States Cellular Corp. (a)	263,600	10,754,880

		35,387,054
Total Common Stocks — 99.5%		4,476,255,700

Preferred Stocks
Machinery — 0.1%
Stanley Black & Decker, Inc., 6.25%	31,000	3,534,930
Total Long-Term Investments (Cost — $3,144,009,911) — 99.6%		4,479,790,630

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (c)(d)	20,862,659	20,862,659
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.18% (c)(d)(e)	$107,214	107,213,645
Total Short-Term Securities (Cost — $128,076,304) — 2.8%		128,076,304
Total Investments (Cost — $3,272,086,215*) — 102.4%		4,607,866,934
Liabilities in Excess of Other Assets — (2.4)%		(109,871,076)

Net Assets — 100.0%		$4,497,995,858

See Notes to Financial Statements.

22	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2014

Schedule of Investments (continued)	Master Basic Value LLC

Notes to Schedule of Investments
*	As of June 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$3,308,524,996

Gross unrealized appreciation	$1,315,629,706
Gross unrealized depreciation	(16,287,768)

Net unrealized appreciation	$1,299,341,938

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in issuers considered to be an affiliate of the Master LLC during the year ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at June 30, 2013	Net Activity	Shares/ Beneficial Interest Held at June 30, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	19,946,821	915,838	20,862,659	$16,611
BlackRock Liquidity Series, LLC, Money Market Series	$55,675,507	$51,538,138	$107,213,645	$296,313

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities. The Master LLC may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Master LLC compliance purposes, the Master LLC’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master LLC has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master LLC’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master LLC’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master LLC’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Master LLC’s investments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$4,479,790,630	—	—	$4,479,790,630
Short-Term Securities	20,862,659	$107,213,645	—	128,076,304
Total	$4,500,653,289	$107,213,645	—	$4,607,866,934

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2014	23

Schedule of Investments (concluded)	Master Basic Value LLC

The Master LLC may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2014, collateral on securities loaned at value of $107,213,645 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ended June 30, 2014.

See Notes to Financial Statements.

24	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2014

Statement of Assets and Liabilities	Master Basic Value LLC

June 30, 2014

Assets
Investments at value — unaffiliated (including securities loaned at value of $104,748,060) (cost — $3,144,009,911)	$4,479,790,630
Investments at value — affiliated (cost — $128,076,304)	128,076,304
Investments sold receivable	12,481,675
Dividends receivable — unaffiliated	2,446,468
Dividends receivable — affiliated	351
Securities lending income receivable — affiliated	234,260
Prepaid expenses	27,639

Total assets	4,623,057,327

Liabilities
Collateral on securities loaned at value	107,213,645
Investments purchased payable	15,314,999
Withdrawals payable to investors	808,972
Investment advisory fees payable	1,497,592
Directors’ fees payable	18,007
Other affiliates payable	12,378
Other accrued expenses payable	195,876

Total liabilities	125,061,469

Net Assets	$4,497,995,858

Net Assets Consist of
Investors’ capital	$3,162,215,139
Net unrealized appreciation/depreciation	1,335,780,719

Net Assets	$4,497,995,858

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2014	25

Statement of Operations	Master Basic Value LLC

Year Ended June 30, 2014

Investment Income
Dividends — unaffiliated	$90,297,120
Foreign taxes withheld	(1,546,925)
Securities lending — affiliated — net	296,313
Dividends — affiliated	16,611
Other income — affiliated	9,770

Total income	89,072,889

Expenses
Investment advisory	17,696,150
Accounting services	542,394
Custodian	227,768
Directors	75,319
Professional	82,938
Printing	6,443
Miscellaneous	82,514

Total expenses	18,713,526
Less fees waived by Manager	(31,057)

Total expenses after fees waived	18,682,469

Net investment income	70,390,420

Realized and Unrealized Gain
Net realized gain from investments	712,603,732
Net change in unrealized appreciation/depreciation on investments	201,334,180

Total realized and unrealized gain	913,937,912

Net Increase in Net Assets Resulting from Operations	$984,328,332

See Notes to Financial Statements.

26	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2014

Statements of Changes in Net Assets	Master Basic Value LLC

	Year Ended June 30,
Increase in Net Assets:	2014	2013

Operations
Net investment income	$70,390,420	$78,934,144
Net realized gain	712,603,732	561,027,997
Net change in unrealized appreciation/depreciation	201,334,180	358,066,797

Net increase in net assets resulting from operations	984,328,332	998,028,938

Capital Transactions
Proceeds from contributions	902,342,096	921,898,797
Value of withdrawals	(1,530,554,792)	(1,743,459,924)

Net decrease in net assets derived from capital transactions	(628,212,696)	(821,561,127)

Net Assets
Total increase in net assets	356,115,636	176,467,811
Beginning of year	4,141,880,222	3,965,412,411

End of year	$4,497,995,858	$4,141,880,222

Financial Highlights	Master Basic Value LLC

	Year Ended June 30,
	2014	2013	2012	2011	2010

Total Investment Return
Total investment return	25.35%	28.81%	(1.95)%	28.91%	14.40%

Ratios to Average Net Assets
Total expenses	0.43%	0.43%	0.44%	0.43%	0.43%

Total expenses after fees waived	0.43%	0.43%	0.44%	0.43%	0.43%

Net investment income	1.62%	2.01%	2.00%	1.69%	2.05%

Supplemental Data
Net assets, end of year (000)	$4,497,996	$4,141,880	$3,965,412	$4,800,622	$3,966,370

Portfolio turnover	47%	53%	38%	64%	48%

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.	MAY 31, 2014	27

Notes to Financial Statements	Master Basic Value LLC

1. Organization:

Master Basic Value LLC (the “Master LLC”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Master LLC is organized as a Delaware limited liability company. The Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations. The Master LLC, together with certain other registered investment companies advised by the Manager or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Master LLC’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Master LLC:

Valuation: U.S. GAAP defines fair value as the price the Master LLC would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master LLC determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master LLC for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at NAV each business day.

The Master LLC values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Master LLC may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master LLC might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master LLC is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Master LLC’s financial statement disclosures.

Other: Expenses directly related to the Master LLC are charged to the Master LLC. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

28	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2014

Notes to Financial Statements (continued)	Master Basic Value LLC

The Master LLC has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Master LLC may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Master LLC is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master LLC and any additional required collateral is delivered to the Master LLC on the next business day. During the term of the loan, the Master LLC earns dividend or interest income on the securities loaned but does not receive interest income on any securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of June 30, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master LLC under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master LLC, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Master LLC can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of the Master LLC’s securities lending agreements by counterparty which are subject to offset under an MSLA as of June 30, 2014:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$1,634,000	$(1,634,000)	—
Citigroup Global Markets, Inc.	2,915,056	(2,915,056)	—
Credit Suisse Securities (USA) LLC	1,634,000	(1,634,000)	—
Deutsche Bank Securities, Inc.	2,075,180	(2,075,180)	—
Goldman Sachs & Co.	6,722,276	(6,722,276)	—
JP Morgan Securities LLC	5,096,414	(5,096,414)	—
Morgan Stanley	84,671,134	(84,671,134)	—

Total	$104,748,060	$(104,748,060)	—

[1]

Collateral with a value of $107,213,645 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master LLC benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of a borrower default. The Master LLC could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2014	29

Notes to Financial Statements (continued)	Master Basic Value LLC

The Master LLC entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Master LLC’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master LLC. For such services, the Master LLC pays the Manager a monthly fee based on a percentage of the Master LLC’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $100 Million	0.60%
$100 - $200 Million	0.50%
Greater than $200 Million	0.40%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master LLC pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Master LLC’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BIM, an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Master LLC to the Manager. Effective July 1, 2014, the sub-advisory agreement between the Manager and BIM, with respect to the Master LLC, expired.

For the year ended June 30, 2014, the Master LLC reimbursed the Manager $45,126 for certain accounting services, which is included in accounting services in the Statement of Operations.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Master LLC, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Master LLC is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Master LLC.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Master LLC retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective February 1, 2014, the Master LLC retains 70% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Bond Complex in the calendar year 2013, the Master LLC, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

Prior to February 1, 2014, the Master LLC retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income. The share of securities lending income earned by the Master LLC is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended June 30, 2014, the Master LLC paid BIM $105,316 for securities lending agent services.

The Master LLC recorded a payment from an affiliate to compensate for foregone securities lending revenue, which is shown as other income — affiliated in the Statement of Operations.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

30	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2014

Notes to Financial Statements (concluded)	Master Basic Value LLC

The Master LLC may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended June 30, 2014, the purchase transactions with an affiliated fund in compliance with Rule 17a-7 of the 1940 Act was $1,750,993.

5. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2014, were $2,025,019,767 and $2,483,303,762, respectively.

6. Income Tax Information:

The Master LLC is classified as a partnership for federal income tax purposes. As such, each investor in the Master LLC is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master LLC. Therefore, no federal income tax provision is required. It is intended that the Master LLC’s assets will be managed so an investor in the Master LLC can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master LLC files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master LLC’s U.S. federal tax returns remains open for each of the four years ended June 30, 2014. The statutes of limitations on the Master LLC’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master LLC ‘s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

7. Bank Borrowings:

The Master LLC, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Master LLC may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Master LLC, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Master LLC did not borrow under the credit agreement during the year ended June 30, 2014.

8. Concentration, Market and Credit Risk:

In the normal course of business, the Master LLC invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master LLC may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master LLC; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master LLC may be exposed to counterparty credit risk, or the risk that an entity with which the Master LLC has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master LLC manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master LLC to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master LLC’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master LLC.

As of June 30, 2014, the Master LLC invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting the financials sector would have a greater impact on the Master LLC and could affect the value, income and/or liquidity of positions in such securities.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master LLC through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2014	31

Report of Independent Registered Public Accounting Firm	Master Basic Value LLC

To the Investors and Board of Directors of

Master Basic Value LLC:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Basic Value LLC (the “Master LLC”), as of June 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master LLC’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Basic Value LLC as of June 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

August 26, 2014

32	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2014

Disclosure of Investment Advisory Agreement

The Board of Directors of Master Basic Value LLC (the “Master Fund”) met in person on April 8, 2014 (the “April Meeting”) and May 13-14, 2014 (the “May Meeting”) to consider the approval of the Master Fund’s investment advisory agreement (the “Advisory Agreement” or the “Agreement”) with BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Master Fund’s investment advisor. At the May Meeting, it was noted that the sub-advisory agreement between the Manager and BlackRock Investment Management, LLC, with respect to the Master Fund, would expire effective July 1, 2014. It was also noted that the non-renewal of the sub-advisory agreement would not result in any change in the nature or quality of services provided to the Master Fund, or in the portfolio management team that serves the Master Fund. The BlackRock Basic Value Fund, Inc. (the “Feeder Fund”) is a “feeder” fund that invests all of its investable assets in the Master Fund. Accordingly, the Board of Directors of the Feeder Fund also considered the approval of the Advisory Agreement with respect to the Master Fund. For simplicity: (a) the Board of Directors of the Master Fund and the Board of Directors of the Feeder Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members;” and (b) the shareholders of the Feeder Fund and the interest holders of the Master Fund are referred to as “shareholders.”.

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Master Fund or the Feeder Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund or the Feeder Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master Fund and the Feeder Fund by BlackRock, its personnel and its affiliates, including (as applicable) investment management; administrative and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Fund, the Feeder Fund and their shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Fund and/or the Feeder Fund for services, such as marketing and distribution, call center and fund accounting; (c) the Master Fund’s and/or the Feeder Fund’s operating expenses and how BlackRock allocates expenses to the Master Fund and the Feeder Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master Fund’s and the Feeder Fund’s investment objective, policies and restrictions, and meeting new regulatory requirements; (e) the Master Fund’s and the Feeder Fund’s compliance with its respective Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s and/or the Feeder Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between the services provided to these products as compared to the Master Fund and/or Feeder Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); the viability of specific funds; manager capacity and the potential for closing certain funds to new investments; portfolio managers’ investments in funds they manage; supplemental service agreements with third party distribution partners; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and performance accountability; marketing support for

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2014	33

Disclosure of Investment Advisory Agreement (continued)

the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of the Master Fund and the Feeder Fund, as applicable, as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Feeder Fund as compared with a peer group of funds as determined by Lipper;1 (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Master Fund and/or the Feeder Fund to BlackRock; (g) sales and redemption data regarding the Feeder Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board of the Master Fund, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Master Fund for a one-year term ending June 30, 2015. The Board of the Feeder Fund, including the Independent Board Members, also considered the continuation of the Agreement and found the Agreement to be satisfactory. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Fund, the Feeder Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Fund and the Feeder Fund; (d) the Feeder Fund’s costs to investors compared to the costs of Expense Peers and performance compared to

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Master Fund and the Feeder Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Feeder Fund shares and securities lending, services related to the valuation and pricing of portfolio holdings of the Master Fund, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master Fund and the Feeder Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock:

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Feeder Fund. Throughout the year, the Board compared the Feeder Fund’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Master Fund’s portfolio management team discussing the Master Fund’s performance and the Master Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Master Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Master Fund and the Feeder Fund. BlackRock and its affiliates provide the Master Fund and the Feeder Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Master Fund and the Feeder Fund by third parties) and officers and other personnel as are necessary for the operations of the Master Fund and the Feeder Fund. In particular, BlackRock and its affiliates provide the Master Fund and the Feeder Fund with the following

34	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2014

Disclosure of Investment Advisory Agreement (continued)

administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Master Fund and the Feeder Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Fund, the Feeder Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Fund and the Feeder Fund, as applicable. The Board noted that the Feeder Fund’s investment results correspond directly to the investment results of the Master Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Feeder Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Feeder Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Master Fund management to discuss, the performance of the Master Fund and the Feeder Fund, as applicable, throughout the year.

The Board noted that for the one-, three- and five-year periods reported, the Feeder Fund ranked in the first, second and first quartiles, respectively, against its Lipper Performance Universe.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Fund and the Feeder Fund: The Board, including the Independent Board Members, reviewed the Master Fund’s/Feeder Fund’s contractual management fee rate compared with the other funds in the Feeder Fund’s Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Feeder Fund’s total expense ratio, as well as the Master Fund’s/Feeder Fund’s actual management fee rate, to those of other funds in the Feeder Fund’s Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Fund and the Feeder Fund. The Board reviewed BlackRock’s profitability with respect to the Master Fund and the Feeder Fund, as applicable, and other funds the Board currently oversees for the year ended December 31, 2013 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Master Fund and the Feeder Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Fund and the Feeder Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Fund and the Feeder Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Master Fund and the Feeder Fund in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2014	35

Disclosure of Investment Advisory Agreement (concluded)

open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board noted that the Master Fund’s/Feeder Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and Feeder Fund’s total expense ratio each ranked in the first quartile, relative to the Feeder Fund’s Expense Peers. The Board determined that the Master Fund’s/Feeder Fund’s contractual management fee rate was appropriate in light of the median contractual management fee rate paid by the Feeder Fund’s Expense Peers. The Board additionally noted that the Master Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Master Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Feeder Fund’s total expenses as a percentage of the Feeder Fund’s average daily net assets on a class-by-class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Fund and the Feeder Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Master Fund and the Feeder Fund benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Fund and the Feeder Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Master Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Fund and the Feeder Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Fund and the Feeder Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Feeder Fund shares if they believe that the Feeder Fund’s and/or the Master Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Feeder Fund.

Conclusion

The Board of the Master Fund, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Master Fund for a one-year term ending June 30, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Master Fund and its shareholders. The Board of the Feeder Fund, including the Independent Board Members, also considered the continuation of the Advisory Agreement with respect to the Master Fund and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

36	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2014

Officers and Directors

Name, Address[1], and Year of Birth	Position(s) Held with Fund/Master LLC	Length of Time Served as a Director[3]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2]
Robert M. Hernandez 1944	Chairman of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	29 RICs consisting of 97 Portfolios	ACE Limited (insurance company); Eastman Chemical Company; RTI International Metals, Inc.
Fred G. Weiss 1941	Vice Chairman of the Board and Director	Since 1998	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.	29 RICs consisting of 97 Portfolios	Actavis, plc, (pharmaceuticals)
James H. Bodurtha 1944	Director	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	29 RICs consisting of 97 Portfolios	None
Bruce R. Bond 1946	Director	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	29 RICs consisting of 97 Portfolios	None
Donald W. Burton 1944	Director	Since 2002	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest from 2006 to 2012.	29 RICs consisting of 97 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Director	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	29 RICs consisting of 97 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Kenneth A. Froot 1957	Director	Since 2007	Professor, Harvard University since 1992.	29 RICs consisting of 97 Portfolios	None
John F. O’Brien 1943	Director	Since 2005	Chairman, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	29 RICs consisting of 97 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 1942	Director	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008.	29 RICs consisting of 97 Portfolios	None

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2014	37

Officers and Directors (continued)

Name, Address[1], and Year of Birth	Position(s) Held with Fund/Master LLC	Length of Time Served as a Director[3]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2] (concluded)
David H. Walsh 1941	Director	Since 2003	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, Ruckelshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997.	29 RICs consisting of 97 Portfolios	None

[1]     The address of each Director is c/o BlackRock, Inc., Park Avenue Plaza 55 East 52nd Street New York, NY 10055.

[2]     Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal as provided by the Fund’s/Master LLC’s by-laws or charter or statute. In no event may an Independent Director hold office beyond December 31 of the year in which he or she turns 74.

[3]     Date shown is the earliest date a person has served for the Fund/Master LLC covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Fund’s/Master LLC’s board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Directors[4]
Paul L. Audet 1953	Director	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	139 RICs consisting of 329 Portfolios	None
Laurence D. Fink 1952	Director	Since 2007	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	29 RICs consisting of 97 Portfolios	BlackRock, Inc.
Henry Gabbay 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	139 RICs consisting of 329 Portfolios	None

[4]     Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Fund/Master LLC based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Fund/Master LLC based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Interested Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

38	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2014

Officers and Directors (concluded)

Name, Address[1], and Year of Birth	Position(s) Held with the Fund/Master LLC	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers[2]
John M. Perlowski 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 1977	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Americas Product Development for BlackRock since 2013, Head of Product Development and Management for BlackRock’s U.S. Retail Group 2009 to 2013 and Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock, Inc. from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] The address of each Officer is c/o BlackRock, Inc., Park Avenue Plaza 55 East 52nd Street New York, NY 10055.
[2] Officers of the Fund/Master LLC serve at the pleasure of the Board.
Further information about the Fund’s/Master LLC’s Officers and Directors is available in the Fund’s/Master LLC’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Custodian The Bank of New York Mellon New York, NY 10286	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

Sub-Advisor BlackRock Investment Management, LLC Princeton, NJ 08540	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

Effective May 14, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Fund/Master LLC and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Fund/Master LLC.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2014	39

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for
e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master LLC files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master LLC’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master LLC’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master LLC uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master LLC voted proxies relating to securities held in the Fund’s/Master LLC’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

40	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2014

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2014	41

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds
BlackRock ACWI ex-US Index Fund	BlackRock Global Dividend Portfolio	BlackRock Mid-Cap Value Opportunities Fund
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Long/Short Equity Fund	BlackRock Natural Resources Trust
BlackRock Basic Value Fund	BlackRock Global Opportunities Portfolio	BlackRock Pacific Fund
BlackRock Capital Appreciation Fund	BlackRock Global SmallCap Fund	BlackRock Real Estate Securities Fund
BlackRock Commodity Strategies Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock Russell 1000® Index Fund
BlackRock Disciplined Small Cap Core Fund	BlackRock International Fund	BlackRock Science & Technology Opportunities Portfolio
BlackRock Emerging Markets Dividend Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock Emerging Markets Fund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Fund II
BlackRock Emerging Markets Long/Short Equity Fund	BlackRock Large Cap Core Fund	BlackRock Small Cap Index Fund
BlackRock Energy & Resources Portfolio	BlackRock Large Cap Core Plus Fund	BlackRock S&P 500 Stock Fund
BlackRock Equity Dividend Fund	BlackRock Large Cap Growth Fund	BlackRock U.S. Opportunities Portfolio
BlackRock EuroFund	BlackRock Large Cap Value Fund	BlackRock Value Opportunities Fund
BlackRock Flexible Equity Fund	BlackRock Latin America Fund
BlackRock Focus Growth Fund	BlackRock Long-Horizon Equity Fund
BlackRock Mid-Cap Growth Equity Portfolio

Taxable Fixed Income Funds
BlackRock Bond Index Fund	BlackRock Emerging Markets Flexible Dynamic	BlackRock Short Obligations Fund
BlackRock Core Bond Portfolio	Bond Portfolio	BlackRock Short-Term Treasury Fund
BlackRock CoreAlpha Bond Fund	BlackRock Floating Rate Income Portfolio	BlackRock Strategic Income Opportunities Portfolio
BlackRock CoRI Funds	BlackRock Global Long/Short Credit Fund	BlackRock Total Return Fund
2015	BlackRock GNMA Portfolio	BlackRock U.S. Government Bond Portfolio
2017	BlackRock High Yield Bond Portfolio	BlackRock U.S. Mortgage Portfolio
2019	BlackRock Inflation Protected Bond Portfolio	BlackRock Ultra-Short Obligations Fund
2021	BlackRock Investment Grade Bond Portfolio	BlackRock World Income Fund
2023	BlackRock Low Duration Bond Portfolio
BlackRock Secured Credit Portfolio

Municipal Fixed Income Funds
BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock High Yield Municipal Fund	BlackRock New York Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund
BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath® Active Portfolios		LifePath® Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Multi-Manager Alternative Strategies Fund

BlackRock Strategic Risk Allocation Fund	LifePath® Portfolios
	Retirement	2040
BlackRock Prepared Portfolios	2020	2045
Conservative Prepared Portfolio	2025	2050
Moderate Prepared Portfolio	2030	2055
Growth Prepared Portfolio	2035
Aggressive Growth Prepared Portfolio

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

42	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2014

This report is intended for existing shareholders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BV-6/14-AR

Item 2 –	Code of Ethics – Each registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrants’ board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Fred G. Weiss

Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Basic Value Fund, Inc.	$7,363	$7,363	$0	$0	$12,850	$12,850	$0	$0
Master Basic Value LLC	$36,013	$35,663	$0	$0	$13,000	$13,000	$0	$0

The following table presents fees billed by D&T that were required to be approved by each registrants’ audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,555,000	$2,865,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

Each Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrants on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the registrant’s Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by either Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrants, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Basic Value Fund, Inc.	$12,850	$12,850
Master Basic Value LLC	$13,000	$13,000

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,555,000 and $2,865,000, respectively, were billed by D&T to the Investment Adviser.

(h) Each Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Basic Value Fund, Inc. and Master Basic Value LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Basic Value Fund, Inc. and Master Basic Value LLC

Date: September 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Basic Value Fund, Inc. and Master Basic Value LLC

Date: September 3, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Basic Value Fund, Inc. and Master Basic Value LLC

Date: September 3, 2014